EXHIBIT 24

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the
undersigned, Robert H. Eoff, an
executive officer of The New York
Times Company (the Company), hereby
constitutes and appoints each of
Solomon B. Watson IV, Kenneth A.
Richieri and Rhonda L. Brauer, and
each of them acting individually,
his true and lawful attorneys-in-
fact to:

1.	execute and file for and on
behalf of the undersigned a Form ID,
and any amendments thereto, in order
to obtain access codes necessary to
make electronic filings with the
United States Securities and Exchange
Commission (the SEC);

2.	execute for and on behalf of
the undersigned Forms 3, 4 and 5
relating to the Company's Class A
Common Stock, in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 (the Exchange
Act) and the rules thereunder;

3.	do and perform any and all
acts for and on behalf of the
undersigned which may be necessary
or desirable to complete the
execution of any such Form ID, 3, 4
or
5 and the timely filing of such form
with the SEC and any other authority,
including the New York Stock
Exchange; and

4.	take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may be of
benefit to, in the best interest of,
or legally required by, the
undersigned, it being understood that
the documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and
conditions as such attorney-in-fact
may approve in his or her discretion.

The undersigned hereby grants to each
such attorney in-fact full power and
authority to do and perform all and
every act and thing whatsoever
requisite, necessary and proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as
such attorney-in-fact might or could
do if personally present, with full
power of substitution or revocation,
hereby ratifying and confirming that
such attorney-in-fact, or his or her
substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this power of attorney and
the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorneys-in-fact, in
serving in such capacity at the
request of the undersigned, are not
assuming any of the undersigned's
responsibilities to comply with
Section 16 of the Exchange Act.

This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to
file Forms 3, 4, and 5 with respect
to the undersigned's holdings of and
transactions in securities issued by
the Company, unless earlier revoked
by the undersigned in a signed
writing delivered to the foregoing
attorneys-in-fact.


IN WITNESS WHEREOF, the undersigned
caused this Power of Attorney to be
executed as of this 20th day of
September, 2004.


Robert H. Eoff